                                                                EXHIBIT 10.41
                                LOAN AGREEMENT

     THIS LOAN AGREEMENT is made as of March 3rd, 1999 by and between Empower Health Corporation, a Texas corporation (the "Company"), and the investor
                                              -------
("Investor") whose name appears on the attached signature page.
  -------

1.   The Loan.
     --------

     1.1. The Loan. Investor agrees, on the terms of and subject to the
          --------
          conditions specified in this Agreement, to lend to the Company the aggregate amount of money set forth below such Investor's name on the attached signature page (the "Sum"). The Company may, at any time or from time to time, prior to the earlier of (i) a Liquidating Event (as defined below), and (ii) February 26, 2000, borrow from Investor a principal amount determined by the Company in accordance with this Agreement (each such transaction a "Loan"); provided, however, that the aggregate principal amount of the Loans outstanding shall not exceed the Sum. Investor's Loans shall each be evidenced by a convertible promissory note (each a "Note") in the form of Exhibit A
                                               ----                  ---------
          dated as of the applicable Closing Date.

     1.2. Place and Date of Closing. The closing of this Loan Agreement will be
          -------------------------
          held at the offices of the Company on February 26, 1999 or at such other time and place as the parties shall mutually agree. The closing of each Loan provided for herein (each a "Closing") will be held at
                                                    -------
          the offices of the Company within 15 days of receipt of notice (as defined in accordance with Section 6. 10) by Investor of the Company's intent to borrow funds pursuant to this Loan Agreement (each a "Closing Date").
           ------------

     1.3. Delivery. At each Closing, the Company will deliver to Investor a Note
          --------
          in the principal amount requested in writing by the Company in accordance with the terms of this Agreement. Investor shall deliver to the Company the principal amount requested by the Company by check or wire transfer.

2.   Representations and Warranties of the Company. The Company hereby
     ---------------------------------------------
     represents and warrants to Investor as follows:

     2.1. Organization and Standing. The Company is a corporation duly organized
          -------------------------
          and validly existing under, and by virtue of, the laws of the State of Texas and is in good standing under such laws. The Company has the requisite corporate power to own and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted.

     2.2. Corporate Power. The Company will have at the Closing all requisite
          ---------------
          legal and corporate power to execute and deliver this Agreement, to issue the Notes and to carry out and perform its obligations under the terms of this Agreement.

     2.3. Authorization. The execution, delivery and performance of this
          -------------
          Agreement by the Company has been duly authorized by all requisite corporate action, and constitutes the valid and binding obligations of the Company enforceable in accordance with its terms, subject as to enforcement of remedies to applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors' rights.

     2.4. Litigation. There is no action, suit, proceeding or investigation
          ----------
          pending or currently threatened against the Company that might result in any material change in the assets, condition, affairs or prospects of the Company, financially or otherwise, or any change in the current equity ownership of the Company. There is no action , suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate.

3.   Representations and Warranties of the Investor and Restrictions on Transfer
     ---------------------------------------------------------------------------
     Imposed by the Securities Act of 1933.
     -------------------------------------

     3.1. Representations and Warranties of the Investor.Investor represents and
          ----------------------------------------------
          warrants to the Company as of the Closing Date and upon conversion of any Note as follows (the Notes and the securities issuable upon conversion of the Notes are collectively referred to as the "Securities"):
           ----------

          (a) All action on the part of the Investor for the authorization, execution, delivery and performance by the Investor of this Agreement has been taken, and this Agreement constitutes a valid and binding obligation of the Investor, enforceable in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors' rights.

          (b) The Investor is experienced in evaluating and investing in new companies such as the Company. The Investor is a sophisticated investor with such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of a prospective investment in the Securities and who is capable of bearing the economic risks of such investment.

          (c) The Investor is acquiring the Securities for investment for its own account and not with a view to, or for resale in connection with, any distribution in contravention of applicable law. The Investor understands that the Securities to be acquired have not been registered under the Securities Act of 1933, as amended (the "Act"), by reason of a specific exemption from the registration
                ---
               provisions of the Act which depends upon, among other things, the bona fide nature of the investment intent as expressed herein. Investor is an "Accredited Investor" as such term is defined in Rule 501 under the Act.

          (d) The Investor acknowledges that the Securities must be held indefinitely unless subsequently registered under the Act or unless an exemption from such registration is available. The Investor is aware of the provisions of Rule 144 promulgated under the Act which permits limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions, including, in case the Investor has held the securities for less than two years or is an affiliate of the Company, among other things: the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the securities to be sold, the sale being through a "broker's transaction" or in transactions directly with a "market maker," and the number of shares being sold during any three-month period not exceeding specified limitations.

          (e) The Investor understands that no public market now exists for any of the securities issued by the Company and there has been and can be no assurance that a public offering will be successfully completed by the Company or that a public market will ever exist for the Securities.

          (f) The Investor has had an opportunity to discuss the Company's business, management and financial affairs with the Company's senior management and an opportunity to review the Company's facilities. The Investor understands that such discussions, as well as the written information issued by the Company, were intended to describe the aspects of the Company's business and prospects which it believes to be material but were not necessarily a thorough or exhaustive description.

3.2.      Legends. Each certificate representing the Securities shall be
          -------
          endorsed with the following legend (in addition to any legend required under applicable state securities laws):

               THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAW. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENT OF SAID ACT. COPIES OF THE AGREEMENT COVERING THE ACQUISITION OF THESE SECURITIES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF TIES CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION.

               The Company need not record a transfer of Securities, unless the conditions specified in the foregoing legends are satisfied. The Company may also instruct its transfer agent not to record the transfer of any of the Securities unless the conditions specified in the foregoing legends are satisfied.

4.   Conversion of the Notes. Each Note shall be convertible according to the
     -----------------------
     following terms:

     4.1. Conversion. The principal and accrued interest of each Note shall,
          ----------
          contemporaneously with the closing of a Liquidating Event and solely at the option of Investor, either (i) be converted into the number of shares of Common Stock determined by dividing the sum of such principal and interest by the Conversion Price in effect at the time of such conversion or (ii) be due and payable immediately upon the closing of a Liquidating Event. In the event the closing of a Liquidating Event does not occur before March 3, 2000, the principal and accrued interest of each Note shall be due and payable on March 3, 2000.

     4.2. Conversion Price. The initial Conversion Price shall be $55.70. The
          ----------------
          Conversion Price is subject to proportionate adjustment for any stock split, stock dividend, merger, reclassification or similar structural change in the Company effected from the date of this loan agreement through the date of conversion as set forth above.

     4.3. Fractional Shares. Upon the conversion of each Note into shares of
          -----------------
          Common Stock, in lieu of any fractional shares to which the holder of the Note would otherwise be entitled, the Company shall pay cash equal to such fraction multiplied by $55.70.

     4.4. Liquidating Event. A Liquidating Event shall mean a (i) firm
          -----------------
          commitment underwritten public offering of the Company's securities under the Securities Act of 1933, as amended, (ii) transaction or series of transactions in which the Company consolidates or merges with any other business entity, after which the holders of the company's outstanding equity securities immediately before such consolidation or merger do not, immediately after such consolidation or merger, retain stocks or other equity interests representing a majority of the voting power of the surviving business entity or (iii) sale of all or substantially all of the assets or capital stock of the Company.

5.   Defaults and Remedies.
     ---------------------

     5.1. Events of Default. The following events shall be considered Events of
          -----------------
          Default with respect to each Note:

          (a) The Company shall default in the payment or conversion of any part of the principal or accrued interest on any Note for more than thirty (30) days after the same shall become due and payable, whether at maturity or at a date fixed for prepayment or by acceleration or otherwise;

          (b) The Company shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts as they become due, or shall file a voluntary petition for bankruptcy, or shall file any petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, dissolution or similar relief under any present or future statute, law or regulation, or shall file any answer admitting the material allegations of a petition filed against the Company in any such proceeding, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of the Company, or of all or any substantial part of the properties of the Company, or the Company or its respective directors or majority shareholders shall take any action looking to the dissolution or liquidation of the Company; or

          (c) Within thirty (30) days after the commencement of any proceeding against the Company seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such proceeding shall not have been dismissed or, within thirty
               (30) days after the appointment without the consent or acquiescence of the Company of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company, such appointment shall not have been vacated.

     5.2. Remedies. Upon the occurrence of an Event of Default under Section 5.1
          --------
          hereof, at the option and upon the declaration of the holder of the Note, (i) the entire unpaid principal and accrued interest on the Note held by such holder shall, without presentment, demand, protest, or notice of any kind, all of which are hereby expressly waived, be forthwith due and payable, and the holder may, immediately and without expiration of any period of grace, enforce payment of all amounts due and owing under such Note and exercise any and all other remedies granted to it at law, in equity, or otherwise.

     6.   Miscellaneous.
          -------------

     6.1. Waivers and Amendments. With the written consent of the record
          ----------------------
          holder of the Securities and the Company, the obligations of the Company and the lights of the holders of the Securities under this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely). Neither this Agreement nor any provisions hereof may be changed, waived, discharged or terminated orally, but only by a signed statement in writing.

     6.2. Further Assurances; Subordination. Upon request of the Company,
          ---------------------------------
          Investor will acknowledge in writing its subordination undertakings as set forth in the Note.

6.3.  Governing Law. This Agreement shall be governed in all respects by the
      ---------
      laws of the State of Texas.

6.4.  Survival. The representations and warranties made herein shall survive for
      --------
      a period of one year following the Closing Date.

6.5.  Successors and Assigns. Except as otherwise expressly provided herein, the
      ----------------------
      provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

6.6.  Entire Agreement. This Agreement and the other documents delivered
      ----------------
      pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

6.7.  Severability of this Agreement. In case any provision of this Agreement
      ------------------------------
      shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

6.8.  Titles and Subtitles. The titles of the Sections and Subsections of this
      --------------------
      Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

6.9.  Delays or Omissions. It is agreed that no delay or omission to exercise
      -------------------
      any right, power or remedy accruing to the Investor, upon any breach or default of the Company under this Agreement or the Notes, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character by the Investor of any breach or default under this Agreement, or any waiver by the Investor of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in writing and that all remedies, either under this Agreement, or by law or otherwise afforded to the Investor, shall be cumulative and not alternative.

6.10. Notices. Any notices, claims or demand or other communications hereunder
      -------
      shall be in writing and shall be deemed to be duly given if personally given or if sent by telecopier, nationally-recognized overnight courier or by registered or certified mail, return receipt required and postage prepaid, addressed to such party in accordance herewith or as otherwise stated in any notice given in accordance herewith. Any such notice shall be deemed to have been received (a) in the case of personal delivery or delivery by telecopier, on the date of such delivery, (b) in the case of a nationally-recognized overnight courier, on the next business day after the date sent and (c) in the case of mailing, on the third business day following that on which the piece of mail containing such communications is posted.

               To the Company:

               Empower Health Corporation
               8920 Business Park Drive
               Austin, Texas 78759

               Copy to:

               Latham & Watkins
               135 Commonwealth Drive
               Menlo Park, California 94025
               Attention: Anthony J. Richmond, Esq.

               To the Investor:

               At the address set forth on the signature page to this Agreement

6.11.  Counterparts. This Agreement may be executed by facsimile and in any
       ------------
       number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one instrument.

     IN WITNESS WHEREOF, the parties have caused this Loan Agreement to be duly executed and delivered as of the day and year first written above.


                              EMPOWER HEALTH CORPORATION


                              By: /s/ D. Hackett
                                  ------------------------------------------
                                   Donald W. Hackett, Chief Executive Officer

                              INVESTOR:
                              ---------


                              ______________________________________________

                              Name:    Adventist Health System

                              Address:  111 North Orlando Avenue
                                        ------------------------------------

                                        Winter Park, FL 32789
                                        ------------------------------------

                              /s/ Mardian J. Blair
                              ----------------------------------------------
                              Mardian J. Blair, Chief Executive Officer

                              Principal Amount:  $2,000,000

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAW. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENT OF SAID ACT. COPIES OF THE AGREEMENT COVERING THE ACQUISITION OF THESE SECURITIES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF TIES CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION.

Date:  March 26, 1999                              $ 2,000,000

                          EMPOWER HEALTH CORPORATION

                          CONVERTIBLE PROMISSORY NOTE

Empower Health Corporation, a Texas corporation (the "Company"), for value
                                                      -------
received, promises to pay to Adventist Sunbelt Health System (the "Investor"),
                                                                   --------
the principal sum of $2,000,000, in lawful money of the United States of America and in immediately available funds, plus simple interest of 7% per annum on the principal amount hereof. Interest shall be computed on the basis of a year of 365 days for the actual number of days elapsed. The principal and accrued but unpaid interest due hereunder shall, contemporaneously with the closing of a Liquidating Event and solely at the option of Investor, either be converted into shares of Common Stock or be due and payable immediately upon the closing of a Liquidating Event in accordance with Section 4 of the Loan Agreement. In the event the closing of a Liquidating Event does not occur before March 5, 2000, the principal and accrued interest of this Note shall be due and payable on March 5, 2000.

1.   Definitions. Unless the context indicates otherwise, capitalized terms used
     -----------
     herein shall have the meanings given them in the Loan Agreement, provided that the following terms used herein shall have the following meanings:

     1.1. "Investor" means the investor whose name appears on the signature page
           --------
          attached to the Loan Agreement.

     1.2. "Loan Agreement" means the Loan Agreement dated as of March 3, 1999
           --------------
          between the Investor and the Company.

     1.3. "Noteholder," "holder," or similar terms, when the context refers to a
           ----------    ------
          holder of a Note, means any person who shall at the time be the holder of this Note.

2.   No Prepayment. The principal amount of this Note may not be paid by the
     -------------
     Company prior to maturity without the written consent of the holder of this Note.

3.   Subordination. The indebtedness represented by this Note is hereby
     -------------
     expressly subordinated in right of payment to the prior payment in full of all of the Company's indebtedness for money borrowed to banks, insurance companies, lease financing institutions or other lending institutions regularly engaged in the business of lending money.

4.   Attorneys' Fees and Costs. If any amount is not paid as and when due
     -------------------------
     hereunder or if the Note is not converted in accordance with the Loan Agreement promptly after the closing of the EPO, as applicable, the Company promises to pay all costs of collection and enforcement and reasonable attorneys' fees which the Investor may incur.

5.   Loan Agreement. This Note is subject to the provisions of the Loan
     --------------
     Agreement and is entitled to all the benefits provided therein. Reference is made to the Loan Agreement for the Events of Default and the fights of acceleration of the maturity upon an Event of Default.

6.   Governing Law. This Agreement shall be governed in all respects by the laws
     -------------
     of the State of Texas.

                                   EMPOWER HEALTH CORPORATION



                                   /s/ Susan M. Georgen-Saad
                                   --------------------------------
                                   Susan M. Georgen-Saad
                                   Chief Finance Officer

                                      A-2